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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included (or incorporated by reference) in this form 10-K, into the Company's previously filed registration statements on form 8-K (file No. 333-82231, 333-82229 and 333-23905).


                                                 /s/ ARTHUR ANDERSEN LLP
                                                 ----------------------------
                                                     ARTHUR ANDERSEN LLP


Orange County, California
October 27, 2000